Federated Hermes ETF Trust
Federated Hermes Short Duration High Yield ETF (NYSE Arca FHYS)
Federated Hermes Short Duration Corporate ETF (NYSE Arca FCSH)
Federated Hermes Total Return Bond ETF (NYSE Arca FTRB)
Federated Hermes U.S. Strategic Dividend ETF (NYSE Arca FDV)

SUPPLEMENT TO CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Effective May 28, 2024, the typical settlement cycle for Creation Units for the Fund and redemptions for Creation Units for the Fund will be shortened from “T+2” to “T+1” (i.e., one Business Day after trade date), unless the Fund and Authorized Participant agree to a different settlement date. The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. Accordingly, effective May 28, 2024, references to “T+2” are revised to “T+1” under the Prospectus section entitled “Creations and Redemptions” and the Statement of Additional Information sections entitled “Acceptance of Orders for and Issuance of Creation Units” and “Acceptance of Orders for and Redemption of Creation Units.”
May 24, 2024

Federated Hermes ETF Trust
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456799 (5/24)
© 2024 Federated Hermes, Inc.